UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2375 Waterview Drive Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	CF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

CF Industries Holdings, Inc. (the “Company”) held its 2024 annual meeting of shareholders (the “Annual Meeting”) on April 18, 2024. The final voting results for the matters submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

1.	Election of directors (each of the persons named below was elected at the Annual Meeting to serve for a one-year term expiring at the Company’s next annual meeting of shareholders and until his or her successor is duly elected and qualified):

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Javed Ahmed	156,871,300	2,271,917	68,648	6,844,963
Robert C. Arzbaecher	153,037,593	6,109,197	65,075	6,844,963
Christopher D. Bohn	157,361,117	1,787,045	63,703	6,844,963
Deborah L. DeHaas	157,957,366	1,196,767	57,732	6,844,963
John W. Eaves	155,891,965	3,257,264	62,636	6,844,963
Susan A. Ellerbusch	158,802,994	348,269	60,602	6,844,963
Stephen J. Hagge	149,854,918	9,290,427	66,520	6,844,963
Jesus Madrazo Yris	157,298,051	1,847,208	66,606	6,844,963
Anne P. Noonan	155,435,513	3,609,615	166,737	6,844,963
Michael J. Toelle	157,557,036	1,592,499	62,330	6,844,963
Theresa E. Wagler	157,701,215	1,448,970	61,680	6,844,963
Celso L. White	157,278,123	1,864,861	68,881	6,844,963
W. Anthony Will	158,103,073	1,044,924	63,868	6,844,963

2.	Advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
150,881,717	8,190,913	139,235	6,844,963

3.	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
154,258,497	11,751,516	46,815	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 19, 2024	CF INDUSTRIES HOLDINGS, INC.

		By:	/s/ Michael P. McGrane
		Name:	Michael P. McGrane
		Title:	Vice President, General Counsel, and Secretary